Exhibit 99.1

Introduction to Non-GAAP Financial Schedules

When reading the following schedules, please note that:
(i) “Acquisition-affected” results include the activity of Broadlane assuming the acquisition occurred on January 1, 2009 (the Broadlane acquisition was consummated on November 16,  2010).
(ii) “Recast” results assume the DSS operating unit was part of the Spend and Clinical Resource Management Segment in 2009 and 2010 (DSS was part of the Revenue Cycle Management Segment in 2009 and 2010).

Please refer to “Use of Non-GAAP Financial Measures” following the financial schedules for more information on non-GAAP measures.

Consolidated Non-GAAP Acquisition-Affected Income Statement (UNAUDITED)
2009 - 2010 by Quarter

	2009					2010
($ in thousands)	1Q'09	2Q'09	3Q'09	4Q'09	FY'09	1Q'10	2Q'10	3Q'10	4Q'10	FY'10

Gross Admin Fees	83,415	83,580	83,464	91,180	341,639	88,180	89,521	91,101	95,596	364,398
Other	63,705	70,644	68,632	79,871	282,852	78,745	81,595	82,133	80,037	322,510
Gross Fees	147,120	154,224	152,096	171,051	624,491	166,925	171,116	173,234	175,633	686,908
Less: Rev Share Incen & Rev Alow	-28,147	-28,689	-28,328	-30,523	-115,687	-31,013	-32,192	-33,039	-33,263	-129,507
Total Net Revenue	118,974	125,535	123,768	140,528	508,805	135,912	138,924	140,195	142,370	557,401
Quarter/Annual Net Revenue Growth Rate		5.5%	-1.4%	13.5%		-3.3%	2.2%	0.9%	1.6%	9.6%
Revenue Share Incentive % of Total Gross Fees	19.1%	18.6%	18.6%	17.8%	18.5%	18.6%	18.8%	19.1%	18.9%	18.9%

Cost of Revenue	33,294	34,313	38,992	37,379	143,978	40,779	42,593	42,581	43,369	169,322
Gross Margin	85,680	91,222	84,776	103,149	364,827	95,133	96,331	97,614	99,001	388,079
Gross Margin %	72.0%	72.7%	68.5%	73.4%	71.7%	70.0%	69.3%	69.6%	69.5%	69.6%

Product Development	9,418	8,483	7,062	7,306	32,269	8,768	7,926	7,699	6,872	31,265
Selling & Marketing	12,351	17,128	11,884	10,856	52,219	12,925	17,855	10,477	12,416	53,673
General & Administrative	33,463	34,643	30,482	42,895	141,483	39,593	37,148	37,482	36,194	150,417
Acquisition & Integration Expenses	0	0	0	0	0	0	1,869	936	26,846	29,651
Depreciation	4,168	4,151	4,377	5,624	18,320	5,549	5,765	6,586	6,558	24,458
Amortization of Intangibles	22,460	22,449	22,467	22,432	89,808	20,537	20,479	20,049	21,046	82,111
Impairment of Intangible Assets	0	0	0	0	0	0	0	0	46,423	46,423
Total Operating Expenses	81,860	86,854	76,272	89,113	334,099	87,372	91,042	83,229	156,355	417,998

Operating Margin	3,820	4,368	8,504	14,036	30,728	7,761	5,289	14,385	-57,354	-29,919
Operating Margin %	3.2%	3.5%	6.9%	10.0%	6.0%	5.7%	3.8%	10.3%	-40.3%	-5.4%

Interest Expense	18,492	18,432	18,087	17,237	72,248	18,007	17,106	16,520	16,946	68,579
Other Income Expense / (Income)	-357	125	-228	-12	-472	-282	-93	-71	-355	-801
Pretax Net Income	-14,315	-14,189	-9,355	-3,189	-41,048	-9,964	-11,724	-2,064	-73,945	-97,697
Pretax Margin %	-12.0%	-11.3%	-7.6%	-2.3%	-8.1%	-7.3%	-8.4%	-1.5%	-51.9%	-17.5%

Income Taxes	-5,193	-5,115	-3,512	-444	-14,264	-3,099	-4,201	-388	-23,054	-30,742
Net Income / (Loss)	-9,122	-9,074	-5,843	-2,745	-26,784	-6,865	-7,523	-1,676	-50,891	-66,955

Add: Depreciation	4,168	4,151	4,377	5,624	18,320	5,549	5,765	6,586	6,558	24,458
Add: Depreciation (incl in COR)	603	617	616	590	2,426	722	719	726	726	2,893
Add: Amort of Deal-Related Intangibles	22,460	22,449	22,467	22,432	89,808	20,537	20,479	20,049	21,046	82,111
Add: Amort of Deal-Related Intangibles (incl in COR)	185	185	185	185	740	185	185	139	139	648
Add: Interest Expense/ (Income)	18,430	18,427	18,082	17,231	72,170	17,988	17,070	16,472	16,963	68,493
Add: Income Taxes	-5,193	-5,115	-3,512	-444	-14,264	-3,099	-4,201	-388	-23,054	-30,742
EBITDA	31,531	31,640	36,372	42,873	142,416	35,017	32,494	41,908	-28,513	80,906
EBITDA Margin %	26.5%	25.2%	29.4%	30.5%	28.0%	25.8%	23.4%	29.9%	-20.0%	14.5%

Add: Impairment of Intangible Assets	0	0	0	0	0	0	0	0	46,423	46,423
Add: Equity-based Compensation	4,386	4,894	4,090	3,891	17,261	3,682	3,264	2,244	2,881	12,071
Add: Rental income for Cap Bldg Lease	-110	-109	-110	-110	-439	-110	-109	-110	-110	-439
Add: Acquisition & Integration Expenses	0	0	0	0	0	0	1,869	936	26,846	29,651
Add: Purchase Accounting Adjustment	615	391	82	1,936	3,024	-74	26	140	20	112
Adjusted EBITDA	36,422	36,816	40,434	48,590	162,262	38,515	37,544	45,118	47,547	168,724
Adjusted EBITDA Margin %	30.6%	29.3%	32.7%	34.6%	31.9%	28.3%	27.0%	32.2%	33.4%	30.3%
Quarter/Annual Adj EBITDA Growth Rate		1.1%	9.8%	20.2%		-20.7%	-2.5%	20.2%	5.4%	4.0%

Revenue Cycle Management Segment Non-GAAP Acquisition-Affected and Recast Income Statement (UNAUDITED)
2009 - 2010 by Quarter

	2009					2010
($ in thousands)	1Q'09	2Q'09	3Q'09	4Q'09	FY'09	1Q'10	2Q'10	3Q'10	4Q'10	FY'10

Gross Admin Fees	0	0	0	0	0	0	0	0	0	0
Other	40,374	43,688	45,061	49,598	178,721	51,902	52,503	55,920	53,403	213,727
Gross Fees	40,374	43,688	45,061	49,598	178,721	51,902	52,503	55,920	53,403	213,727
Less: Rev Share Incen & Rev Alow	0	0	0	0	0	0	0	0	0	0
Total Net Revenue	40,374	43,688	45,061	49,598	178,721	51,902	52,503	55,920	53,403	213,727
Quarter/Annual Net Revenue Growth Rate										19.6%
Revenue Share Incentive % of Total Gross Fees	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of Revenue	11,774	11,700	15,070	12,171	50,714	15,027	15,337	15,445	15,667	61,477
Gross Margin	28,600	31,988	29,992	37,427	128,007	36,874	37,166	40,474	37,736	152,250
Gross Margin %	70.8%	73.2%	66.6%	75.5%	71.6%	71.0%	70.8%	72.4%	70.7%	71.2%

Product Development	4,723	4,301	3,132	2,811	14,967	3,995	3,608	3,676	3,674	14,954
Selling & Marketing	3,838	4,720	3,434	2,660	14,651	3,746	4,943	3,647	3,643	15,980
General & Administrative	11,344	12,040	8,491	15,743	47,620	14,624	12,388	14,976	16,876	58,864
Acquisition & Integration Expenses	0	0	0	0	0	0	0	0	0	0
Depreciation	1,418	1,469	1,556	2,551	6,993	2,473	2,649	2,905	3,213	11,241
Amortization of Intangibles	5,867	5,867	5,867	5,867	23,469	5,312	5,234	4,778	4,778	20,102
Impairment of Intangible Assets	0	0	0	0	0	0	0	0	249	249
Total Operating Expenses	27,190	28,398	22,480	29,632	107,700	30,151	28,823	29,983	32,432	121,389

Operating Margin	1,410	3,590	7,511	7,795	20,307	6,723	8,342	10,492	5,304	30,861
Operating Margin %	3.5%	8.2%	16.7%	15.7%	11.4%	13.0%	15.9%	18.8%	9.9%	14.4%

Interest Expense	1	0	0	0	1	0	0	0	1	1
Other Income Expense / (Income)	-32	6	-19	-2	-47	-14	-19	68	-180	-144
Pretax Net Income	1,441	3,585	7,531	7,798	20,354	6,737	8,361	10,424	5,482	31,004
Pretax Margin %	3.6%	8.2%	16.7%	15.7%	11.4%	13.0%	15.9%	18.6%	10.3%	14.5%

Income Taxes	576	1,372	2,864	3,154	7,967	2,718	3,282	4,178	-15,210	-5,032
Net Income / (Loss)	865	2,212	4,666	4,644	12,387	4,019	5,079	6,246	20,692	36,036

Add: Depreciation	1,418	1,469	1,556	2,551	6,993	2,473	2,649	2,905	3,213	11,241
Add: Depreciation (incl in COR)	0	1	0	0	0	0	0	0	0	-1
Add: Amort of Deal-Related Intangibles	5,867	5,867	5,867	5,867	23,469	5,312	5,234	4,778	4,778	20,102
Add: Amort of Deal-Related Intangibles (incl in COR)	46	46	46	46	183	46	46	0	0	91
Add: Interest Expense/ (Income)	-6	-2	0	-1	-9	-14	-15	-15	-15	-59
Add: Income Taxes	576	1,372	2,864	3,154	7,967	2,718	3,282	4,178	-15,210	-5,032
EBITDA	8,766	10,965	14,999	16,261	50,990	14,555	16,275	18,092	13,457	62,379
EBITDA Margin %	21.7%	25.1%	33.3%	32.8%	28.5%	28.0%	31.0%	32.4%	25.2%	29.2%

Add: Impairment of Intangible Assets	0	0	0	0	0	0	0	0	249	249
Add: Equity-based Compensation	1,531	1,384	1,287	885	5,086	890	667	897	807	3,261
Add: Rental income for Cap Bldg Lease	0	0	0	0	0	0	0	0	0	0
Add: Acquisition & Integration Expenses	0	0	0	0	0	0	0	0	0	0
Add: Purchase Accounting Adjustment	182	15	0	-227	-30	0	0	0	0	0
Adjusted EBITDA	10,478	12,363	16,286	16,919	56,046	15,445	16,942	18,988	14,514	65,889
Adjusted EBITDA Margin %	26.0%	28.3%	36.1%	34.1%	31.4%	29.8%	32.3%	34.0%	27.2%	30.8%
Quarter/Annual Adj EBITDA Growth Rate		18.0%	31.7%	3.9%		-8.7%	9.7%	12.1%	-23.6%	17.6%

Spend and Clinical Resource Management Segment Non-GAAP Acquisition-Affected and Recast Income Statement (UNAUDITED)
2009 - 2010 by Quarter

	2009					2010
($ in thousands)	1Q'09	2Q'09	3Q'09	4Q'09	FY'09	1Q'10	2Q'10	3Q'10	4Q'10	FY'10

Gross Admin Fees	83,415	83,580	83,464	91,180	341,639	88,180	89,521	91,100	95,596	364,397
Other	23,331	26,956	23,571	30,273	104,131	26,843	29,092	26,213	26,634	108,783
Gross Fees	106,746	110,536	107,035	121,453	445,770	115,023	118,613	117,313	122,230	473,180
Less: Rev Share Incen & Rev Alow	-28,147	-28,689	-28,328	-30,523	-115,687	-31,013	-32,192	-33,039	-33,263	-129,507
Total Net Revenue	78,599	81,847	78,707	90,930	330,083	84,010	86,421	84,274	88,967	343,673
Quarter/Annual Net Revenue Growth Rate										4.1%
Revenue Share Incentive % of Total Gross Fees	26.4%	26.0%	26.5%	25.1%	26.0%	27.0%	27.1%	28.2%	27.2%	27.4%

Cost of Revenue	21,520	22,613	23,922	25,207	93,263	25,752	27,256	27,136	27,702	107,845
Gross Margin	57,079	59,234	54,784	65,723	236,820	58,259	59,165	57,139	61,265	235,828
Gross Margin %	72.6%	72.4%	69.6%	72.3%	71.7%	69.3%	68.5%	67.8%	68.9%	68.6%

Product Development	4,695	4,182	3,930	4,495	17,302	4,773	4,318	4,023	3,198	16,311
Selling & Marketing	8,189	11,914	8,228	8,000	36,332	8,965	12,723	6,738	8,670	37,095
General & Administrative	15,607	16,052	15,505	20,276	67,438	16,906	16,942	15,566	12,149	61,563
Acquisition & Integration Expenses	0	0	0	0	0	0	0	0	18,443	18,443
Depreciation	2,279	2,162	2,247	2,410	9,099	2,253	2,237	2,397	2,547	9,433
Amortization of Intangibles	16,593	16,582	16,600	16,565	66,339	15,225	15,245	15,271	16,268	62,009
Impairment of Intangible Assets	0	0	0	0	0	0	0	0	45,776	45,776
Total Operating Expenses	47,363	50,891	46,510	51,746	196,510	48,121	51,464	43,994	107,052	250,631

Operating Margin	9,716	8,343	8,275	13,977	40,310	10,138	7,702	13,144	-45,787	-14,803
Operating Margin %	12.4%	10.2%	10.5%	15.4%	12.2%	12.1%	8.9%	15.6%	-51.5%	-4.3%

Interest Expense	0	0	0	0	0	0	0	0	18	18
Other Income Expense / (Income)	-197	233	-63	89	62	-158	52	-17	-53	-177
Pretax Net Income	9,913	8,109	8,337	13,887	40,248	10,296	7,650	13,161	-45,751	-14,644
Pretax Margin %	12.6%	9.9%	10.6%	15.3%	12.2%	12.3%	8.9%	15.6%	-51.4%	-4.3%

Income Taxes	4,206	3,275	3,114	6,260	16,854	4,735	3,235	5,040	3,080	16,090
Net Income / (Loss)	5,708	4,835	5,224	7,627	23,394	5,561	4,415	8,121	-48,831	-30,734

Add: Depreciation	2,279	2,162	2,247	2,410	9,099	2,253	2,237	2,397	2,547	9,433
Add: Depreciation (incl in COR)	603	616	616	590	2,426	722	719	726	726	2,894
Add: Amort of Deal-Related Intangibles	16,593	16,582	16,600	16,565	66,339	15,225	15,245	15,271	16,268	62,009
Add: Amort of Deal-Related Intangibles (incl in COR)	139	139	139	139	557	139	139	139	139	557
Add: Interest Expense/ (Income)	-51	-1	-1	-4	-57	-3	-22	-32	51	-6
Add: Income Taxes	4,206	3,275	3,114	6,260	16,854	4,735	3,235	5,040	3,080	16,090
EBITDA	29,476	27,608	27,939	33,587	118,611	28,631	25,968	31,662	-26,019	60,242
EBITDA Margin %	37.5%	33.7%	35.5%	36.9%	35.9%	34.1%	30.0%	37.6%	-29.2%	17.5%

Add: Impairment of Intangible Assets	0	0	0	0	0	0	0	0	45,776	45,776
Add: Equity-based Compensation	1,283	1,621	1,254	1,477	5,636	1,141	1,255	572	841	3,809
Add: Rental income for Cap Bldg Lease	0	0	0	0	0	0	0	0	0	0
Add: Acquisition & Integration Expenses	0	0	0	0	0	0	0	0	18,443	18,443
Add: Purchase Accounting Adjustment	433	376	82	2,163	3,054	-74	26	140	20	112
Adjusted EBITDA	31,193	29,606	29,275	37,227	127,301	29,698	27,249	32,375	39,060	128,382
Adjusted EBITDA Margin %	39.7%	36.2%	37.2%	40.9%	38.6%	35.4%	31.5%	38.4%	43.9%	37.4%
Quarter/Annual Adj EBITDA Growth Rate		-5.1%	-1.1%	27.2%		-20.2%	-8.2%	18.8%	20.7%	0.8%

Corporate Segment Non-GAAP Acquisition-Affected Income Statement (UNAUDITED)
2009 - 2010 by Quarter

	2009					2010
($ in thousands)	1Q'09	2Q'09	3Q'09	4Q'09	FY'09	1Q'10	2Q'10	3Q'10	4Q'10	FY'10

Gross Admin Fees	0	0	0	0	0	0	0	0	0	0
Other	0	0	0	0	0	0	0	0	0	0
Gross Fees	0	0	0	0	0	0	0	0	0	0
Less: Rev Share Incen & Rev Alow	0	0	0	0	0	0	0	0	0	0
Total Net Revenue	0	0	0	0	0	0	0	0	0	0
Quarter/Annual Net Revenue Growth Rate										#DIV/0!
Revenue Share Incentive % of Total Gross Fees	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cost of Revenue	0	0	0	1	1	0	0	0	0	0
Gross Margin	0	0	0	-1	-1	0	0	0	0	0
Gross Margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Product Development	0	0	0	0	0	0	0	0	0	0
Selling & Marketing	324	494	222	196	1,236	214	189	92	103	598
General & Administrative	6,512	6,551	6,486	6,876	26,425	8,063	7,818	6,940	7,169	29,990
Acquisition & Integration Expenses	0	0	0	0	0	0	1,869	936	8,403	11,208
Depreciation	471	520	574	663	2,228	823	879	1,284	798	3,784
Amortization of Intangibles	0	0	0	0	0	0	0	0	0	0
Impairment of Intangible Assets	0	0	0	0	0	0	0	0	398	398
Total Operating Expenses	7,307	7,565	7,282	7,735	29,889	9,100	10,755	9,252	16,871	45,978

Operating Margin	-7,307	-7,565	-7,282	-7,736	-29,890	-9,100	-10,755	-9,252	-16,871	-45,978
Operating Margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Interest Expense	18,491	18,432	18,087	17,237	72,247	18,007	17,106	16,520	16,927	68,560
Other Income Expense / (Income)	-128	-114	-146	-99	-487	-110	-126	-122	-122	-480
Pretax Net Income	-25,670	-25,883	-25,223	-24,874	-101,650	-26,997	-27,735	-25,650	-33,676	-114,058
Pretax Margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Income Taxes	-9,975	-9,762	-9,490	-9,858	-39,085	-10,552	-10,718	-9,606	-10,924	-41,800
Net Income / (Loss)	-15,695	-16,121	-15,733	-15,016	-62,565	-16,445	-17,017	-16,044	-22,752	-72,258

Add: Depreciation	471	520	574	663	2,228	823	879	1,284	798	3,784
Add: Depreciation (incl in COR)	0	0	0	0	0	0	0	0	0	0
Add: Amort of Deal-Related Intangibles	0	0	0	0	0	0	0	0	0	0
Add: Amort of Deal-Related Intangibles (incl in COR)	0	0	0	0	0	0	0	0	0	0
Add: Interest Expense/ (Income)	18,487	18,430	18,083	17,236	72,236	18,005	17,107	16,519	16,927	68,558
Add: Income Taxes	-9,975	-9,762	-9,490	-9,858	-39,085	-10,552	-10,718	-9,606	-10,924	-41,800
EBITDA	-6,712	-6,933	-6,566	-6,975	-27,186	-8,169	-9,749	-7,847	-15,951	-41,716
EBITDA Margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Add: Impairment of Intangible Assets	0	0	0	0	0	0	0	0	398	398
Add: Equity-based Compensation	1,572	1,889	1,549	1,529	6,539	1,651	1,342	775	1,233	5,001
Add: Rental income for Cap Bldg Lease	-110	-109	-110	-110	-439	-110	-109	-110	-110	-439
Add: Acquisition & Integration Expenses	0	0	0	0	0	0	1,869	936	8,403	11,208
Add: Purchase Accounting Adjustment	0	0	0	0	0	0	0	0	0	0
Adjusted EBITDA	-5,250	-5,153	-5,127	-5,556	-21,086	-6,628	-6,647	-6,246	-6,027	-25,548
Adjusted EBITDA Margin %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Quarter/Annual Adj EBITDA Growth Rate		-1.8%	-0.5%	8.4%		19.3%	0.3%	-6.0%	-3.5%	21.2%

Use of Non-GAAP Financial Measures

In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management and the board of directors in their financial and operational decision-making, the Company supplements its consolidated financial statements presented on a GAAP basis with the following non-GAAP financial information:  gross fees; gross administrative fees; revenue share obligation; EBITDA; adjusted EBITDA; adjusted EBITDA margin; acquisition-affected net revenue; acquisition-affected EBITDA; acquisition-affected adjusted EBITDA and acquisition-affected adjusted EBITDA margin.

These non-GAAP financial measures may have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. The Company compensates for such limitations by relying primarily on the Company’s GAAP results and using non-GAAP financial measures only supplementally. Where possible, the Company provides reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures.  Investors are encouraged to carefully review those reconciliations.  In addition, because these non-GAAP measures are not measures of financial performance under GAAP and are susceptible to varying calculations, these measures, as defined by the Company, may differ from and may not be comparable to similarly titled measures used by other companies.

Gross fees include gross administrative fees the Company receives pursuant to its vendor contracts and all other fees the Company receives from customers. The Company's revenue share obligation represents the portion of the gross administrative fees the Company is contractually obligated to share with certain of its GPO customers. Net administrative fees (a GAAP measure) are the Company's gross administrative fees net of its revenue share obligation. Total net revenue (a GAAP measure) reflects the Company's gross fees net of its revenue share obligation. These non-GAAP measures assist management and the board of directors and may be helpful to investors in analyzing the Company's growth in its Spend and Clinical Resource Management segment given that administrative fees constitute a material portion of the Company's revenue and are paid to the Company by approximately 1,150 suppliers and other vendors contracted by its GPO, and that the Company's revenue share obligation constitutes a significant outlay to certain of its GPO customers.

The Company defines: EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization; and adjusted EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization and other non-recurring, non-cash or non-operating items. EBITDA and adjusted EBITDA are used by the Company to facilitate a comparison of its operating performance on a consistent basis from period to period and provides for a more complete understanding of factors and trends affecting our business. These measures assist management and the board of directors and may be useful to investors in comparing the Company's operating performance consistently over time as it removes the impact of its capital structure (primarily interest charges and amortization of debt issuance costs), asset base (primarily depreciation and amortization) and items outside the control of the management team (taxes), as well as other non-cash (purchase accounting adjustments and imputed rental income) and non-recurring items, from the Company’s operational results. Adjusted EBITDA also removes the impact of non-cash share-based compensation expense and certain acquisition-related charges. EBITDA and adjusted EBITDA are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flow from continuing operating activities.

Acquisition-affected results include the activity of Broadlane prior to the Company’s actual ownership. The Broadlane acquisition was consummated on November 16, 2010. These results assume the acquisition of Broadlane occurred on January 1, 2009. Acquisition-affected measures (e.g. acquisition-affected net revenue; acquisition-affected EBITDA; acquisition-affected adjusted EBITDA; acquisition-affected adjusted EBITDA margin) are used by management and the board of directors to better understand the extent of growth of the Spend and Clinical Resource Management segment. Given the significant impact that this transaction had on the Company during the fiscal year ended December 31, 2010, the Company believes such acquisition-affected measures may be useful and meaningful to investors in their analysis of such growth. Non-GAAP acquisition-affected measures are for illustrative and informational purposes only and are not intended to represent or be indicative of what the Company's results of operations would have been if this transaction had occurred at the beginning of 2009. These measures also should not be considered representative of the Company's future results of operations.